UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2021

ION ACQUISITION CORP 2 LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40048	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

89 Medinat Hayehudim Street Herzliya, Israel	4676672
(Address of principal executive offices)	(Zip Code)

+972 (9) 970-3620
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-eighth of one redeemable warrant	IACB.U	New York Stock Exchange
Class A ordinary share, par value $0.0001 per share	IACB	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IACB WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statement and Related Audit Report.

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies (“SPACs”)” (the “Statement”). In the Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on SPACs’ balance sheets as opposed to equity.  The outstanding warrants (“Warrants”) of the Company to purchase its Class A ordinary shares were accounted for as equity within its balance sheet, and after discussion and evaluation, the Company has concluded that its Warrants should be presented as liabilities as of the IPO date, reported at fair value with subsequent fair value changes to be recorded in its financial statements at each reporting period. Management discussed this evaluation and conclusion with its independent registered public accounting firm, Kost Forer Gabbay & Kasierer, a Member of EY Global (“EY”).

On May 24, 2021, the audit committee of the board of directors of the Company concluded, after discussion with the Company’s management, that the Company’s audited balance sheet as of February 16, 2021 filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 22, 2021 (the “Form 8-K”) should no longer be relied upon due to changes required to reclassify the Warrants as liabilities to align with the guidance set forth in the Statement. The Company has reflected this reclassification of the Warrants in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on May 24, 2021.

None of the above changes will have any impact on the Company’s cash position or cash held in its trust account.

In addition, the audit report of EY, included in the Company’s Form 8-K filed on February 22, 2021, should no longer be relied upon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ION ACQUISITION CORP 2 LTD.

Date: May 24, 2021	By:	/s/ Anthony Reich
	Name:	Anthony Reich
	Title:	Chief Financial Officer